UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001851115
Benchmark 2021-B25 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001004158
GS Mortgage Securities Corporation II
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-226082-10	35-7287117 38-4169445 38-4169446
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 934-2882
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The 30 Hudson Yards 67 Mortgage Loan, The Galleria Office Towers Mortgage Loan, the U.S. Industrial Portfolio VI Mortgage Loan, the Boca Office Portfolio Mortgage Loan and the 141 Livingston Mortgage Loan, which constituted approximately 2.1%, 2.1%, 1.7%, 1.6% and 1.0%, respectively, of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of March 1, 2021, relating to the Benchmark 2021-B24 Mortgage Trust filed as Exhibit 4.5 to the registrant’s Current Report on Form 8-K filed on April 29, 2021 (the “BMARK 2021-B24 PSA”).  Pursuant to Section 7.01(d) of the BMARK 2021-B24 PSA, Greystone Servicing Company LLC, a Delaware limited liability company, was removed as special servicer of the 30 Hudson Yards 67 Mortgage Loan, The Galleria Office Towers Mortgage Loan, the U.S. Industrial Portfolio VI Mortgage Loan, the Boca Office Portfolio Mortgage Loan and the 141 Livingston Mortgage Loan and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), a national banking association, was appointed as the successor special servicer of the 30 Hudson Yards 67 Mortgage Loan, The Galleria Office Towers Mortgage Loan, the U.S. Industrial Portfolio VI Mortgage Loan, the Boca Office Portfolio Mortgage Loan and the 141 Livingston Mortgage Loan under the BMARK 2021-B24 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of March 4, 2025, the 30 Hudson Yards 67 Mortgage Loan, The Galleria Office Towers Mortgage Loan, the U.S. Industrial Portfolio VI Mortgage Loan, the Boca Office Portfolio Mortgage Loan and the 141 Livingston Mortgage Loan will be specially serviced, if necessary, pursuant to the BMARK 2021-B24 PSA, by Midland.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the BMARK 2021-B24 PSA.

Midland Loan Services, a Division of PNC Bank, National Association

Midland is being appointed as successor special servicer under the pooling and servicing agreement (the “BMARK 2021-B24 PSA”) governing the Benchmark 2021-B24 securitization transaction (the “BMARK 2021-B24 Securitization”), which governs the servicing of the 141 Livingston Whole Loan, the 30 Hudson Yards 67 Whole Loan, the Boca Office Portfolio Whole Loan, The Galleria Office Towers Whole Loan and the US Industrial Portfolio VI Whole Loan (collectively, the “Companion Loans”), which are Non-Serviced Companion Loans under the pooling and servicing agreement (the “BMARK 2021-B25 PSA”) governing this securitization transaction (the “BMARK 2021-B25 Securitization”).  In this capacity, Midland will be responsible for the servicing and administration of the specially serviced mortgage loans and REO properties serviced under the BMARK 2021-B24 PSA.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a commercial financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets.  Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial mortgage-backed securities (“CMBS”) by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc., Fitch Ratings, Inc., DBRS, Inc. (“DBRS Morningstar”) and Kroll Bond Rating Agency, LLC.  Midland has received rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and DBRS Morningstar. For each category, S&P ranks Midland as “Strong”. DBRS Morningstar ranks Midland as “MOR CS2” for master servicer, “MOR CS1” for primary servicer, and “MOR CS1” for special servicer. Fitch ranks Midland as “CMS2+” for master servicer, “CPS2+” for primary servicer, and “CSS2+” for special servicer. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed.  Furthermore, Midland’s business continuity and disaster recovery plans are reviewed and tested annually.  Midland's policies, operating procedures and business continuity plan anticipate and provide the mechanism for some or all of Midland's personnel to work remotely as determined by management to comply with changes in federal, state or local laws, regulations, executive orders, other requirements and/or guidance, to address health and/or other concerns related to a pandemic or other significant event or to address market or other business purposes.

In accordance with the BMARK 2021-B24 PSA, Midland has engaged (or may in the future engage) one or more third-party vendors and/or affiliates to support Midland’s performance of certain duties and/or obligations under the BMARK 2021-B24 PSA, including, but not limited to, with respect to one or more of the following tasks, if applicable:

  converting and de-converting loans to or from the servicing system and setting up any applicable cash management waterfall;
  calculating certain amounts such as principal and interest payments, default interest, deferred interest, rent escalations, financial statement penalty fees, payoff amounts and other ad hoc items;

  calculating remittances and allocated loan and appraisal reduction amounts and preparing remittance reports and other related reports, including Schedule AL;

  administering certain aspects relating to reserve account disbursement requests;

  assisting with the collection of financial/operating statements and rent rolls and performing operating statement and rent roll spreading activities;

  monitoring covenant compliance and occupancy and tenant-related triggers, completing certain covenant calculations, tests and related analyses and identifying loans for Midland to proceed with cash management implementation;

  UCC, tax and insurance-related researching, monitoring, filing, reporting, collecting and tracking, and lien release filing and tracking;

  performing property inspections and preparing the related property inspection reports;

•         updating of the servicing system periodically with certain information, such as with respect to borrower, collateral, loan terms, escrows, reserves, covenants, loan-level transactions (i.e., amendments, assumptions, defeasances, etc.) and servicing fees;

  processing loan and bring current statements and updating receivables;

  per Midland’s requirements, generating certain correspondence including hello letters, missed payment letters, financial statement demand letters and event of default letters; and

  one or more additional tasks assigned by Midland; provided, however, such tasks will not include holding or collecting funds or performing asset management (other than document review and preparation in support of Midland’s asset managers’ processing of certain asset management transactions).

Notwithstanding the foregoing, Midland will remain responsible for Midland’s duties and/or obligations under the BMARK 2021-B24 PSA. Midland monitors and oversees its third-party vendors in compliance with its internal procedures, the BMARK 2021-B24 PSA and applicable law.

Midland will not have primary responsibility for custody services of original documents evidencing the Companion Loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Companion Loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard (as defined in the BMARK 2021-B24 PSA).

No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the BMARK 2021-B24 PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight® through Midland's website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight®.

As of December 31, 2024, Midland was master and primary servicing approximately 19,712 commercial and multifamily mortgage loans with a principal balance of approximately $441 billion. The collateral for such loans may be located in all 50 states, the District of Columbia, Puerto Rico, Guam, US Virgin Islands and Canada.  Approximately 13,929 of such loans, with a total principal balance of approximately $347 billion, pertain to commercial and multifamily mortgage-backed securities.  The related loan pools include multifamily, office, retail, hospitality and other income-producing properties. As of December 31, 2024, Midland was named the special servicer in approximately 302 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $118 billion.  With respect to such commercial mortgage-backed securities transactions as of such date, Midland was administering approximately 159 assets with an outstanding principal balance of approximately $4.3 billion.

From time to time, Midland and/or its affiliates may purchase or sell securities, including, CMBS certificates. Midland and/or its affiliates may purchase or sell certificates issued in the offering for BMARK 2021-B24 Securitization pursuant to secondary market transactions.

                Midland has been servicing mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of commercial and multifamily loans and leases in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2022 to 2024.

Portfolio Size – Master/Primary Servicing	Calendar Year End (Approximate amounts in billions)
	2022	2023	2024
CMBS	$328	$336	$347
Other	$315	$244	$173
Total	$642	$580	$521

                Midland has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMBS transactions from 2022 to 2024.

Portfolio Size –Special Servicing	Calendar Year End (Approximate amounts in billions)
	2022	2023	2024
Total	$162	$119	$118

Midland may enter into one or more arrangements with the Directing Certificateholder (as defined in the BMARK 2021-B24 PSA), a Controlling Class Certificateholder (as defined in the BMARK 2021-B24 PSA), any directing certificateholder, any Companion Holder (as defined in the BMARK 2021-B24 PSA), the other Certificateholders (as defined in the BMARK 2021-B24 PSA) (or an affiliate or a third-party representative of one or more of the preceding) or any other person with the right to appoint or remove and replace the special servicer under the BMARK 2021-B24 PSA to provide for (i) a discount, waiver and/or revenue sharing with respect to certain of the special servicer compensation under the BMARK 2021-B24 PSA and/or (ii) certain services, in each case, in consideration of, among other things, Midland’s appointment (or continuance) as special servicer under the BMARK 2021-B24 PSA and any related co-lender agreement and limitations on the right of such person to remove the special servicer under the BMARK 2021-B24 PSA.

PNC Bank and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of the Trust (as defined in the BMARK 2021-B24 PSA).  In some cases, fee rates, amounts or discounts may be offered to PNC Bank and its affiliates by a third party vendor which differ from those offered to the Trust (as defined in the BMARK 2021-B24 PSA) as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank or its affiliates other than Midland.

Midland is also (i) the master servicer under the BMARK 2021-B25 PSA, (ii) the master servicer under the BMARK 2021-B24 PSA, pursuant to which the Companion Loans are serviced, and (iii) the master servicer under the pooling and servicing agreement governing the Benchmark 2021-B23 securitization transaction, pursuant to which the Phillips Point Whole Loan and the JW Marriott Nashville Whole Loan are serviced.

The foregoing information concerning the successor special servicer under the BMARK 2021-B24 PSA has been provided by Midland.  Midland does not make any representations as to the validity or sufficiency of the BMARK 2021-B24 PSA (other than as to it being a valid obligation of Midland as master servicer and as successor special servicer), the BMARK 2021-B25 PSA (other than as to it being a valid obligation of Midland as master servicer), the certificates issued in connection with the BMARK 2021-B25 Securitization or the BMARK 2021-B24 Securitization, the mortgage loans held by the BMARK 2021-B25 Securitization or the BMARK 2021-B24 Securitization, the free writing prospectus in connection with the BMARK 2021-B25 Securitization (other than as to the accuracy of the information provided by Midland) or the BMARK 2021-B24 Securitization (other than as to the accuracy of the information provided by Midland) or any related documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

/s/ Scott Epperson
Scott Epperson, Chief Executive Officer

Date:  March 4, 2025